Bank of Hawai‘i Corporation fourth quarter 2025 financial report January 26, 2026 this presentation, and other statements made by the Company in connection with it, may contain forward-looking statements concerning, among other things, forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. we have not committed to update forward-looking statements to reflect later events or circumstances disclosure 2 forward-looking statements diversified, lower risk loan assets fourth quarter 2025 highlights broad & deep market penetration stable b lance sheet performance earnings highlights strong credit credit remains pristine • end of period total deposits and total loans and leases increased modestly • noninterest-bearing demand increased by 6.6% from the linked quarter, leading to positive deposit mix shift • tier 1 capital ratio of 14.49% and total capital ratio of 15.54% • total common equity to tangible assets increased to 6.11% from 5.90% • $1.39 diluted earnings per common share • $60.9 million net income • net interest margin expanded for the seventh consecutive quarter to 2.61% from 2.46% • average cost of total deposits decreased to 1.43% from 1.59% • spot cost of total deposits decreased to 1.30% • return on average common equity increased to 15.03% from 13.59% • return on average assets increased to 1.01% from 0.88% • share buybacks resumed in the fourth quarter of 2025 • 0.12% net charge-off rate • 0.10% non-performing assets • 80% of loan portfolio real estate-secured with wtd avg LTV of 51% note: changes are in comparison to linked quarter unless specified otherwise 3 unique business model superior risk adjusted returns over time • attractive core market • dominant market position • fortress risk profile 4

5 unmatched brand awareness – total unaided 58% 67% 70% 67% 66% 69% 71% 76% 79% 81% 82% 79% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 BOH vs three closest competitors BOH competitor #1 competitor #2 competitor #3 Q. when you think of financial services companies in Hawai‘i, what company comes to mind? any others? source: blind study commissioned by Bank of Hawai‘i with a leading third-party professional research company based in Hawai‘i. hybrid (telephone and online) target sample of 400 adult Hawai‘i residents per quarter, primary or shared financial decision-makers in household, and have a checking or savings account with any financial institution.

leader in a unique deposit market the leader in a unique deposit market with five local competitors holding 95% of the bank deposit market, with consistent long-term growth BOH 28.3% FHB 30.5% ASB 18.2% CPF 14.4% TBNK 4.2% other 4.4% 2005 BOH 34.1% FHB 32.5%ASB 14.4% CPF 11.7% TBNK 2.9% other 4.4% 2024 BOH 34.5% FHB 32.1%ASB 14.2% CPF 11.6% TBNK 3.0% other 4.6% 2025 BOH 6.1% FHB 1.6% CPF -2.8% ASB -3.9% TBNK -1.2% -8% -6% -4% -2% 0% 2% 4% 6% 8% ch an ge in m a rk e t s h ar e si n ce 2 0 05 6source: FDIC Annual Summary of Deposits as of June 30, 2020, June 30, 2024 and June 30, 2025. TBNK acquired by HOPE in April 2025. numbers may not add up due to rounding cost of funds interest-bearing deposits 0.07% 0.11% 0.30% 0.69% 1.09% 1.54% 1.95% 2.30% 2.39% 2.46% 2.52% 2.37% 2.16% 2.16% 2.14% 1.94% 0.13% 0.20% 0.48% 0.97% 1.59% 2.11% 2.44% 2.73% 2.91% 2.99% 3.05% 2.84% 2.66% 2.63% 2.64% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 BOH KRX median source: S&P Capital IQ; KBW Regional Banking Index (KRX) 7 cost of funds
total deposits


0.05%
0.08%
0.07%
0.12%
0.20%
0.31%
0.46%
0.66%
0.75%
1.09%
1.08%
1.52%
1.40%
1.85%
1.67%
2.10%
1.74%
2.19%
1.81%
2.26%
1.87%
2.34%
1.77%
2.19%
1.60%
2.01%
1.60%
1.99%
1.59%
1.98%
1.43%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
BOH
KRX median

source: S&P Capital IQ; KBW Regional Banking Index (KRX)

8

accretive and predictable balance sheet remix note: loan cashflow refers to cashflow from fixed and adjustable loans; 5.8% roll on rate assumes that the cashflows from maturities/prepayments from loans were reinvested into the same products and the cashflows from maturities/prepayments from investment portfolio were reinvested into securities at an average rate of 4.9%, equivalent to average yield at the time of purchase of the securities purchased in 4Q25. $659 million 4Q25 loan & investment cashflow 5.8% roll on rate accretive & predictable NII expansion 4.0% roll off rate 9 ongoing NIM expansion

Bank of Hawaiʻi Corporation



avg Fed Funds
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NIM
5.60%
5.25%
4.90%
4.55%
4.20%
3.85%
3.50%
avg Fed Funds
2.11%
0.04%
0.03%
0.01%
0.13%
0.07%
0.07%
0.15%
2.61%
1Q24 NIM
2Q24 vs 1Q24
3Q24 vs 2Q24
4Q24 vs 3Q24
1Q25 vs 4Q24
2Q25 vs 1Q25
3Q25 vs 2Q25
4Q25 vs 3Q25
4Q25 NIM

10

conservative loan portfolio focused on core market CRE C&I residential mortgage home equity auto residential mortgage 34% home equity 15% CRE 30% construction 1% C&I and leasing 12% auto & other consumer 7% non-core 0.6% 10-yr avg NPA 10-yr avg NCO % Hawaiʻi/ West Pac asset type core 0.14%-0.01%100%residential mortgage 0.24%-0.06%100%home equity 0.15%0.01%94%CRE n/a0.00%100%construction 0.07%-0.03%92%C&I and leasing n/a0.93%100%auto & other consumer core: real estate secured core: non real estate secured non-core 11 credit performance

lending philosophy Hawaiʻi 93% U.S. mainland 3% West Pacific 4% we lend in our core markets to long-standing relationships note: as of December 31, 2025 13 consumer portfolio

57% of total loans



$8.0B
consumer
residential mortgage $4.8
home equity $2.1
automobile $0.7
other consumer $0.4

asset type	% total consumer	% total loans	WALTV	wtd avg FICO
residential mortgage	60%	34%	49%	803
home equity	26%	15%	46%	789
real estate secured	**86%**	**49%**	**48%**	**799**
automobile	9%	5%	n/a	730
other consumer	5%	3%	n/a	761
total consumer	**100%**	**57%**	**n/a**	**791**

notes: $ in billions; numbers may not add up due to rounding other consumer primarily comprised of consumer revolving credit, installment, and auto lease financing wtd avg monitoring FICO for other consumer utilizes origination FICO for auto lease financing

14

C&I $1.6 CRE $4.2 construction $0.2 leasing $0.1 commercial portfolio residential mortgage home equity $6.1B commercial WALTV % total loans % total commlasset type 54%30%69%commercial real estate 57%1%3%construction 54%31%73%real estate secured n/a11%26%commercial & industrial n/a1%1%leasing n/a43%100%total commercial note: $ in billions; numbers may not add up due to rounding 43% of total loans 15 inventory (sq ft)vacancy 10 yr CAGR10 yr avg3Q243Q25 0.63%1.63%1.10%1.13%industrial -1.01%12.42%13.13%13.11%office 0.72%6.08%5.82%5.04%retail 0.68%4.79%4.05%3.83%multi-family Oahu market vacancies and inventory stable real estate market note: 10-year average vacancy and 10-yr CAGR for inventory are based on year-end 2014 through 2024 source: Colliers (industrial, office, retail) and CoStar (multi-family) 16 multi-family 8.5% industrial 5.5% retail 4.9% lodging 4.6% office 2.4% other 3.9% commercial real estate (CRE) residential mortgage home equity 30% of total loans avg. exposure ($MMs)WALTVasset type 3.955%multi-family 2.755%industrial 4.453%retail 14.150%lodging 1.758%office 4.052%other 3.754%total CRE note: % in chart above is % of total loans 17

CRE scheduled maturities 17.2% 9.4% 8.6% 4.1% 15.0% 45.7% 0 500 1,000 1,500 2,000 2,500 2026 2027 2028 2029 2030 2031+ $ m ill io ns modest near-term maturities 18

63.8% 26.3% 8.3% 1.1% 0.02% 0.5% 0 500 1,000 1,500 2,000 2,500 ≤ 60% > 60% to 70% > 70% to 80% > 80% to 85% > 85% to 90% > 90% $ m ill io ns CRE loan balances by LTV LTV > 80% - $69MM, 1.6% of CRE 19 commercial & industrial residential mortgage home equity 11% of total loans AOAO 3.4% real estate investors 1.4% auto dealers 1.2% renewable energy 0.7% lodging 0.7% educational svcs 0.6% transportation 0.5% wholesale trade 0.5% other 2.3% avg. exposure ($MMs)% leveragedindustry 1.80%AOAO 1.30%RE investors 4.515%auto dealers 2.60%renewable energy 6.220%lodging 2.00%educational svcs 1.40%transportation 0.524%wholesale trade 0.38%other 0.75%total C&I 20note: % in chart above is % of total loans credit quality 0.10% 0.07% 0.12% $0 $0 $0 $0 $0 $0 $0 $0 $0 4Q24 3Q25 4Q25 net charge-offs NCOs/average loans 0.14% 0.12% 0.10% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 4Q24 3Q25 4Q25 non-performing assets NPAs/period-end loans plus OREO 1 86% of total criticized is secured with 54% wtd avg LTV 0.34% 0.29% 0.36% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 4Q24 3Q25 4Q25 delinquencies delinquencies/period-end loans 2.10% 2.05% 2.12% 4Q24 3Q25 4Q25 criticized criticized/period-end loans 1 21 financial update

NII and NIM trends seventh consecutive quarter of NII and NIM expansion $ in millions $125 $133 $142 $141 $136 $124 $121 $116 $114 $115 $118 $120 $126 $130 $137 $145 2.34% 2.47% 2.60% 2.60% 2.47% 2.22% 2.13% 2.13% 2.11% 2.15% 2.18% 2.19% 2.32% 2.39% 2.46% 2.61% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 NII NIM 23

cashflow repricing total quarterly impact to NII from cashflows repricing: +$3.0 million note: +$3.0 million in quarterly impact from cashflows repricing assumes that the cashflows from maturities/prepayments from loans were reinvested into the same products and the cashflows from maturities/prepayments from investment portfolio were reinvested into securities at an average rate of 4.9%, equivalent to average yield at the time of purchase of the securities purchased in 4Q25; excludes cashflows from securities repricing; numbers may not add up due to rounding 4.5% 6.4% 2.0% 5.0% 5.7% 0.7% 2.6% 4.9% 2.3% 4.0% 5.8% 1.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% matured/run-off yield reinvestment opportunities incremental spread 4Q25 maturities/prepayments reinvestment opportunities fixed loans adjustable loans inv. portfolio total $322 $132 $205 $659 $- $100 $200 $300 $400 $500 $600 $700 4Q25 maturities/prepayments fixed loans adjustable loans inv. portfolio total 24 $ in millions deposit mix shift and repricing quarterly NII impact from deposit mix shift and repricing in 4Q25: +$0.7 million $(749) $(967) $(800) $(627) $(488) $(448) $(315) $(105) $(37) $(59) $(104) $100 $(1,000) $(800) $(600) $(400) $(200) $- $200 1Q23 vs 4Q22 2Q23 vs 1Q23 3Q23 vs 2Q23 4Q23 vs 3Q23 1Q24 vs 4Q23 2Q24 vs 1Q24 3Q24 vs 2Q24 4Q24 vs 3Q24 1Q25 vs 4Q24 2Q25 vs 1Q25 3Q25 vs 2Q25 4Q25 vs 3Q25 QoQ change in average NIBD and low yield interest-bearing deposit balances note: low yield interest-bearing deposits include accounts yielding interest of 10 bps or less 25 $ in millions

NIBD expansion

$ in millions

Bank of Hawai'i Corporation


QoQ change in average noninterest-bearing deposits
$700
$500
$300
$100
-$100
-$300
-$500
-$700
$184
$225
($15)
($596)
($456)
($399)
($176)
($146)
($129)
($192)
($78)
$9
$8
$51
$33
$171
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25

26

NII impact from 25 bps Fed Funds cut

Bank of Hawai'i Corporation

short-term net NII impact: **$(0.4) million** & long-term net NII impact: **+$1.4 million**

rate sensitive earning assets

balances



$7.0B
$ in billions
$4.0
$3.0
$2.0
$1.0
$-
$3.3
$1.4
$1.5
$0.7
loans
investments
swaps
FF sold

NII impact



$ in millions
$-
$(1.0)
$(2.0)
$(3.0)
$(2.1)
$(0.9)
$(0.9)
$(0.4)
loans
investments
swaps
FF sold

net NII impact per quarter for 25 bps FF decrease from rate sensitive earning assets: **$(4.4) million**

rate sensitive interest-bearing deposits

balances



$10.4B
$ in billions
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$6.2
$1.2
$3.0
savings excl. low-yield accounts
IBD excl. low-yield accounts
time

NII impact



$ in millions
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.9
$0.7
$3.3
$5.8
$1.9
$0.7
$3.3
short-term NII impact
long-term NII impact
savings excl. low yield accounts
IBD excl. low-yield accounts
time

short-term net NII impact per quarter for 25 bps FF decrease from rate sensitive deposits: **+$3.9 million**
long-term net NII impact per quarter for 25 bps FF decrease from rate sensitive deposits: **+$5.8 million**

note: loans, investments and swap balances are as of December 31, 2025; FF sold balance is 4Q25 end of period balance; rate sensitive deposit balances are 4Q25 average balances; low-yield accounts are accounts yielding interest of 10 bps or less; all of qualified business money management checking accounts are included in 'IBD excl. low-yield accounts'; long-term NII impact per quarter for 25 bps FF decrease from rate sensitive deposits assumes 85% beta on savings excl. low-yield accounts & IBD excl. low-yield accounts and 100% beta on time deposits; short-term NII impact assumes 0% beta on time deposits; numbers may not add up due to rounding.

27

1.52% 1.42% 1.34% 2.05% 1.94% 1.84% total deposit cost interest-bearing deposit cost trend in cost of deposits 28 16% 28% 29% 28% 31% downward beta on total deposits 0.05% 0.07% 0.20% 0.46% 0.75% 1.08% 1.40% 1.67% 1.74% 1.81% 1.87% 1.77% 1.60% 1.60% 1.59% 1.43% 0.07%0.11% 0.30% 0.69% 1.09% 1.54% 1.95% 2.30% 2.39% 2.46% 2.52% 2.37% 2.16% 2.16% 2.14% 1.94%

29 time deposit maturity schedule $1.4B 52% $0.7B 24% $0.2B 8% $0.3B 10% 3.10% 3.04% 2.98% 2.92% 0% 10% 20% 30% 40% 50% 60% 1Q26 2Q26 3Q26 4Q26 % o f to ta l t im e de po si ts s ch ed ul ed t o m a tu re balance as % of total time deposits weighted average rate 52% of time deposits set to reprice in 3 months and 76% in 6 months note: as of December 31, 2025

30 optimizing balance sheet $1.0 $1.7 $1.7 $1.7 $1.5 $1.3 $1.3 $1.5 $1.1 $1.1 $1.0 $1.3 $1.3 $1.3 $1.3 $0.7 $0.7 $0.7 $0.3 $0.4 $- $0.2 $2.0 $3.0 $3.0 $3.0 $2.8 $2.0 $2.0 $2.2 $1.4 $1.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $ in b ill io ns active swap composition fixed rate loans AFS securities 73% 72% 67% 61% 55% 55% 54% 53% 57% 56% 55% 57% 57% 26% 27% 27% 28% 29% 29% 29% 30% 32% 33% 33% 34% 33% 1% 9% 13% 13% 14% 12% 9% 9% 10% 6% 7% 0.4% 1% 5% 2% 3% 3% 3% 4% 2% 3% 2% 3% 3% 0% 20% 40% 60% 80% 100% 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 earning asset composition fixed float/adjustable swaps fed funds sold 100% 56% 44% 67% 81%100% 100% 44% 56% 33% 19% $(166) $236 $233 $241 $276 $223 $308 $(200) $(100) $- $100 $200 $300 $400 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 $ in m ill io ns securities purchases / sales fixed floating note: swaps in ‘earning asset composition’ and ‘swap composition’ does not include $500 million of forward swaps; ‘securities purchases / sales’ do not include stock and PCLI purchases noninterest income and expense $ in millions increase in noninterest income and continued discipline in expense management $43.0 $46.0 $44.3 $0 $10 $20 $30 $40 $50 4Q24 3Q25 4Q25 reported noninterest income $107.9 $112.4 $109.5 $0 $20 $40 $60 $80 $100 $120 4Q24 3Q25 4Q25 reported noninterest expense 31note: numbers may not add up due to rounding financial summary $ in millions, except per share amounts ∆ 4Q 2024∆ 3Q 20254Q 20243Q 20254Q 2025 $ 25.2 $ 8.7 $ 120.2 $ 136.7 $ 145.4 net interest income 1.2 (1.7)43.0 46.0 44.3 noninterest income 26.4 7.0 163.2 182.6 189.6 total revenue 1.6 (2.9)107.9 112.4 109.5 noninterest expense 24.8 9.9 55.3 70.3 80.1 operating income (1.3)-3.8 2.5 2.5 credit provision 4.3 2.3 12.4 14.4 16.7 income taxes $ 21.8 $ 7.6 $ 39.2 $ 53.3 $ 60.9 net income $ 21.8 $ 7.6 $ 33.9 $ 48.1 $ 55.7 net income available to common $ 0.54 $ 0.19 $ 0.85 $ 1.20 $ 1.39 diluted EPS % 0.35% 0.13% 0.66% 0.88% 1.01 return on assets 4.73 1.44 10.30 13.59 15.03 return on common equity 0.42 0.15 2.19 2.46 2.61 net interest margin end of period balances % 6.1% 1.8 $ 7,308 $ 7,620 $ 7,756 investment portfolio 0.0 0.4 14,076 14,022 14,082 loans and leases 2.7 0.5 20,633 21,081 21,188 total deposits 11.0 3.4 1,668 1,791 1,851 shareholders' equity note: 4Q25 financials are preliminary; numbers may not add up due to rounding 32 capital note: 4Q25 regulatory capital ratios are preliminary 6.50% 6.50% 6.50% 8.00% 8.00% 8.00% 10.00% 10.00% 10.00% 5.00% 5.00% 5.00% 5.09% 5.48% 5.63% 5.95% 6.34% 6.49% 5.00% 5.40% 5.54% 3.31% 3.44% 3.57% 11.59% 11.98% 12.13% 13.95% 14.34%14.49% 15.00% 15.40% 15.54% 8.31% 8.44% 8.57% 4Q24 3Q25 4Q25 4Q24 3Q25 4Q25 4Q24 3Q25 4Q25 4Q24 3Q25 4Q25 CET1 tier 1 capital total capital tier 1 leverage well-capitalized excess 13.6% BOHC strong capital 58.9% 59.2% 76.4% BOHC 3Q25 BOHC 4Q25 KRX median 3Q25 total 1 RWA / total assets 33

✔ NII and NIM increased for the seventh consecutive quarter ✔ dominant market position in a unique market ✔ exceptional credit quality ✔ strong liquidity and risk-based capital takeaways 34

Q & A

appendix

note: as of December 31, 2025, cash includes fed funds sold, interest-bearing deposits in other banks and cash and due from banks, and securities available includes unencumbered investment securities Bank of Hawai‘i carries substantial liquidity lines and equivalents for both day-to-day operational and liquidity backstop purposes FRB FHLB securities available cash uninsured/ uncollateralized deposits $10.9B $8.0B readily available liquidity 37 insured/collateralized deposits uninsured/ uncollateralized 38% uninsured/ collateralized 9% insured 53% note: as of December 31, 2025; numbers may not add up due to rounding 38

Oahu market inventory 39 CRE supply constraints 10-yr CAGR: 0.6% 10-yr CAGR: -1.0% 10-yr CAGR: 0.7% 10-yr CAGR: 0.7% note: 10-yr CAGR for inventory are based on year-end 2014 through 2024 source: Colliers (industrial, office, retail) and CoStar (multi-family)

CRE office 2% of total loans • 58% wtd avg LTV • $1.7MM average exposure • 17% CBD (downtown Honolulu) - 63% wtd avg LTV - 68% with repayment guaranties • 31% maturing prior to 2027 • 1.5% criticized highlights LTV ≤ 60% 43% LTV > 60% to 70% 39% LTV > 70% to 80% 6% LTV > 80% 12% LTV distribution $336MM 40 31.4% 4.9% 11.4% 2.3% 12.3% 37.6% - 50 100 150 200 250 300 2026 2027 2028 2029 2030 2031+ $ m ill io ns scheduled maturity

CRE multi-family 9% of total loans • 55% wtd avg LTV • $3.9MM average exposure • 100.0% LIHTC, affordable or market • 15% maturing prior to 2027 • 3.7% criticized highlightsLTV ≤ 60% 60% LTV > 60% to 70% 28% LTV > 70% to 80% 10% LTV > 80% 2% LTV distribution 15.2% 2.1% 3.8% 2.4% 9.1% 67.3% - 300 600 900 2026 2027 2028 2029 2030 2031+ $ m ill io ns scheduled maturity $1.2B 41 condominiumssingle family homes Δ YTD-24YTD-24YTD-25Δ YTD-24YTD-24YTD-25 -1.5% $515$507 3.5% $1,100$1,139 median sales price (000s) -1.1% 4,4594,408 3.5% 2,7932,890closed sales 14 days 3044 4 days 1923 median days on market stable real estate prices Oahu market indicators – YTD 2025 as of December 2025 source: Honolulu Board of Realtors, compiled from MLS data 42

2.2% 20.2% 2.6% 2.8% 3.0% 3.0% 4.3% 4.5% 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 1 Q 2 3 2 Q 2 3 3 Q 2 3 4 Q 2 3 1 Q 2 4 2 Q 2 4 3 Q 2 4 4 Q 2 4 1 Q 2 5 2 Q 2 5 3 Q 2 5 4 Q 2 5 1 Q 2 6 2 Q 2 6 Hawai‘i unemployment Hawai‘i unemployment forecast national unemployment unemployment experience & forecast source for Hawai‘i unemployment: University of Hawaii Economic Research Organization (UHERO), quarterly data, seasonally adjusted source for national unemployment: Bureau of Labor Statistics, quarterly data, seasonally adjusted national unemployment reflects average of Nov 2025 and Dec 2025 rate 43

44 visitor arrivals monthly by market, indexed to January 2017 source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) - 20 40 60 80 100 120 140 160 180 200 total US visitor Japan other revenue per available room revenue per available room (RevPAR) 45source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) $0 $30 $60 $90 $120 $150 $180 $210 $240 $270 $300 $330 $360